UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 14, 2022

Date of Report (Date of earliest event reported)

Roth CH Acquisition III Co.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40147	83-3584928
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

888 San Clemente Drive, Suite 400 Newport Beach, CA	92660
(Address of Principal Executive Offices)	Zip Code

Registrant’s telephone number, including area code: (949) 720-5700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ROCR	The Nasdaq Stock Market LLC
Warrants	ROCRW	The Nasdaq Stock Market LLC
Units	ROCRU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Business Combination Agreement Waiver and Consent

As previously disclosed, (i) Roth CH Acquisition III Co., a Delaware corporation (“ROCR” or “Buyer”), (ii) Roth CH III Blocker Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of the ROCR (“Blocker Merger Sub”), (iii) BCP QualTek Investors, LLC, a Delaware limited liability company (the “Blocker”), (iv) Roth CH III Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of the ROCR (“Company Merger Sub”, and together with the ROCR and the Blocker Merger Sub, the “Buyer Parties”), (v) BCP QualTek HoldCo, LLC, a Delaware limited liability company ( “QualTek”), and (vi) BCP QualTek, LLC, a Delaware limited liability company, solely in its capacity as representative of the Blocker’s equityholders and QualTek’s equityholders (the “Equityholder Representative”), entered into a Business Combination Agreement (the “Business Combination Agreement”). Pursuant to the terms of the Business Combination Agreement, (i) Blocker Merger Sub will be merged with and into the Blocker, with the Blocker surviving as a wholly owned subsidiary of ROCR, (ii) immediately thereafter, the Blocker will be merged with and into ROCR, with ROCR as the surviving company, and (iii) immediately thereafter, Company Merger Sub will be merged with and into QualTek, with QualTek as the surviving company (such mergers and the other transactions contemplated by the Business Combination Agreement, the “Business Combination”).

On January 14, 2022, the parties entered into a Waiver and Consent Agreement (the “Agreement”), pursuant to which the parties agreed to waive certain provisions and conditions and to provide consent to certain actions under the Business Combination Agreement and certain of the Ancillary Agreements (as defined in the Business Combination Agreement). Specifically, pursuant to the Agreement, ROCR (a) consented to and approved of QualTek entering into and performing its obligations and exercising its rights under the Pre-PIPE Amendment (as defined below), and consented to and approved any Permitted Backstop Issuance (as defined below), and (b) expressly waived any and all rights to notice or other rights or remedies ROCR may have as a result of QualTek entering into and performing its obligations or exercising its rights under the Pre-PIPE Amendment or any Permitted Backstop Issuance, and waived any breach or right to notice, event of default or right of termination or modification that would be caused by QualTek entering into or performing its obligations or exercising its rights under the Pre-PIPE Amendment or any Permitted Backstop Issuance. Additionally, pursuant to the Agreement, QualTek (a) consented to and approved of ROCR entering into and performing its obligations and exercising its rights under the PIPE Amendment (as defined below) and (b) expressly waived any and all rights to notice or other rights or remedies QualTek or the Blocker’s equityholders and QualTek’s equityholders may have as a result of ROCR entering into the PIPE Amendment and waived any breach or right to notice, event of default or right of termination or modification that would be caused by ROCR entering into or performing its obligations and exercising its rights under the PIPE Amendment.

A copy of the Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement filed with this Current Report on Form 8-K.

Amendment to Pre-PIPE Notes Purchase Agreement and Note

As previously disclosed, in connection with the proposed Business Combination, certain accredited investors (each a “Pre-PIPE Investor”) have purchased convertible notes of QualTek, as issuer (the “Notes Issuer”), in an aggregate principal amount of $44.4 million (the “Pre-PIPE Notes”) in a private placement, issuable pursuant to Note Purchase Agreements (the “Note Purchase Agreements”), among the Notes Issuer, ROCR and the Pre-PIPE Investors (the “Pre-PIPE Investment”).

On January 14, 2022, the Notes Issuer entered into an Acknowledgement, Waiver and Consent Agreement (the “Pre-PIPE Amendment”) with certain of the Pre-PIPE Investors, pursuant to which the parties agreed that the price per share at which the Pre-PIPE Notes will convert into shares of Class A Common Stock will be reduced from $8.00 per share to $6.40 per share in accordance with Section 3(a) of the Pre-PIPE Note.

Amendment to PIPE Subscription Agreements

Summary of Terms of the PIPE Amendment

As previously disclosed, in connection with the proposed Business Combination, ROCR has obtained commitments from certain accredited investors (each a “Subscriber”) to purchase shares of ROCR’s Class A Common Stock which will be issued in connection with the closing of the Business Combination (the “PIPE Shares”), for an aggregate cash amount of $66.1 million at a purchase price of $10.00 per share, in a private placement (the “PIPE Investment”). Such commitments were made by way of subscription agreements, by and between each Subscriber and ROCR (collectively, the “Subscription Agreements”).

On January 14, 2022, ROCR entered into Waiver and Amendment No. 1 (the “PIPE Amendment”), pursuant to which the purchase price in the PIPE Investment was reduced from $10.00 per share to $8.00 per share, and each Subscriber could elect to participate in the Permitted Backstop Issuance in lieu of all or any portion of such Subscriber’s subscription under their Subscription Agreement, pursuant to a term sheet for the Permitted Backstop Issuance summarized below. Each Susbcriber party to the PIPE Amendment also agreed to waive any rights with respect to the matters contemplated by, and approve and provide consent to, the PIPE Amendment, including with respect to the application of the per share price reduction and the Permitted Backstop Issuance.

Waiver and Consent Agreement to PIPE Amendment

On January 14, 2022, ROCR entered into a Waiver and Consent Agreement (the “PIPE Waiver”) with certain Subscribers that are related parties of QualTek and ROCR, including BCP QualTek LLC, Craig-Hallum Capital Group LLC (“Craig-Hallum”), an underwriter in ROCR’s initial public offering, certain officers and directors of ROCR and affiliates of ROCR’s management, pursuant to which these related party Susbcribers agreed to waive any and all rights to, and consent to, (a) participation in the per share price reduction to such Subscriber’s PIPE Investment, (b) participation in the Permitted Backstop Issuance in lieu of all or any portion of such Subscriber’s subscription under their Subscription Agreement and (c) the Permitted Backstop Issuance. Accordingly these Subscribers will continue to pay $10.00 per share pursuant to the terms of the Susbcription Agreements, which amount in the aggregate represents $20,015,000 or 2,001,500 shares.

Permitted Backstop Issuance

ROCR has signed a letter of intent and intends to enter into the Convertible Note Subscription Agreements (“Convertible Note Subscription Agreements”) between ROCR and certain institutional investors (collectively, the “Convertible Note Investors”), pursuant to which, the Convertible Note Investors, upon the terms and subject to the conditions set forth in the respective Convertible Note Subscription Agreements, will purchase from ROCR, and ROCR will issue to the Convertible Note Investors, subject to the terms and conditions of an indenture to be entered into between ROCR and Wilmington Trust, National Association, in its capacity as trustee thereunder (the “Indenture”), up to $123,042,500 in aggregate principal amount of unsecured Convertible Notes at a purchase price of 98.0% of the principal amount (the “Permitted Backstop Issuance”), which will be convertible into shares of ROCR Class A Common Stock at an initial conversion price of $10.00 (subject to adjustment) in accordance with the terms thereof, and shall mature five years after their issuance (the “Convertible Notes”). The Note Investors may convert their notes into shares of ROCR Class A Common Stock at any time. Certain offering-related expenses are payable by ROCR, including customary fees payable to the placement agents, Roth and Craig-Hallum, aggregating $5,000,000. The Convertible Notes will not be redeemable by ROCR.

Interest on the Convertible Notes will be payable in cash on a quarterly basis in arrears. The interest rate will be set quarterly based on gross last twelve months leverage with a minimum interest rate of 9.00% per annum and up to a maximum of 11.25% per annum as follows:

Leverage Ratio	Applicable Interest Rate
Less than 4.5x	9.00%
4.5x or greater but less than 5.0x	9.50%
5.0x or greater but less than 5.5x	10.25%
5.5x or greater	11.25%

The initial and maximum conversion price (as may be adjusted, the “Conversion Price”) will be $10.00 per share. If ROCR’s shares of Class A Common Stock trade below the Conversion Price prior to the first anniversary of the closing date, then the Conversion Price will be reduced to be the lowest of $10.00 and (i) a Conversion Price per share equal to a 15.0% premium to the 10-day per share volume-weighted average price of the Class A Common Stock (“VWAP”) on The Nasdaq Stock Market (“Nasdaq”), for the 10-day period commencing the first trading day after the first quarterly earnings report following the closing date; (ii) a Conversion Price per share equal to a 15.0% premium to the 10-day VWAP for the 10-day period commencing the first trading day after the second quarterly earnings report following the closing date; and (iii) a Conversion Price per share equal to a 15.0% premium to the 10-day VWAP for the 10-day period commencing the first trading day after the first anniversary of the closing date, in each case subject to a minimum Conversion Price per share equal to $6.00.

The Convertible Notes may be converted by ROCR any time after the two-year anniversary of the closing date (the “Issuer Forced Conversion Date”) subject to the following conditions: (i) the ROCR share price trading at or above $14.00 for 20 out of any 30 consecutive trading days commencing after the Issuer Forced Conversion Date; (ii) the holders receiving a make-whole payment in the form of cash or additional shares at the time of such conversion; (iii) the 60-day average daily trading volume ending on, and including, the last trading day of the applicable exercise period being greater than or equal to $15,000,000; (iv) the conversion of the Convertible Notes being made on a pro- rata basis across all Convertible Note Investors; and (v) the conversion of the Convertible Notes, together with all previously converted Convertible Notes, resulting in no more than 20% of the free float of ROCR’s Class A Common Stock on a pro forma basis.

If a Fundamental Change (as defined in the Indenture) occurs prior to the maturity date, holders of the Convertible Notes will have the right to require ROCR to repurchase all or any portion of their Convertible Notes in principal amounts of $1,000 or an integral multiple thereof, at a repurchase price equal to the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.

Following certain corporate events that occur prior to the maturity date or if QualTek exercises its mandatory conversion right in connection with such corporate events, QualTek will in certain circumstances increase the conversion rate for a holder who elects to convert its Convertible Notes in connection with such corporate events or has been forced to convert its Convertible Notes in connection with such corporate events, as the case may be.

The Convertible Notes will have customary negative covenants, including limitations on indebtedness, restricted payments, and permitted investments. The Convertible Notes will also have customary anti-dilution protections in the event of secondary stock issuances. In the event of any secondary stock issuance, throughout the life of the Convertible Notes, the conversion premium will be set at the lower of (i) the existing premium and (ii) a 15.0% premium to the 10-day volume weighted average price commencing the first trading day after the day of the secondary stock offering.

The Convertible Notes and any ROCR Class A Common Stock issuable upon conversion have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements.

ROCR will be obligated to register the Class A Common Stock issuable upon conversion of the Convertible Notes. The obligations of the Convertible Note Investors to consummate the subscriptions provided for in the Convertible Note Subscription Agreements are conditioned upon, among other things, ROCR having not entered into any Other Subscription Agreement (as defined in each Convertible Note Subscription Agreement), including through amendment, waiver or modification of the terms of any Other Subscription Agreement with a lower purchase price per $1,000 principal amount of the Convertible Notes or other terms (economic or otherwise) substantially more favorable to such other subscriber or investor than as set forth in the Convertible Note Subscription Agreement unless the Convertible Note Investor has been offered substantially the same terms or benefits.

The terms of the Permitted Backstop Issuance summarized above are pursuant to a non-binding letter of intent. There can be no assurances that the Permitted Backstop Issuance will result in definitive agreements, or that the Permitted Backstop Issuance will be consummated on the contemplated terms or at all.

Item 1.02	Termination of a Material Definitive Agreement.

Founder Shares Forfeiture and Lock-Up Agreement

As previously disclosed, contemporaneously with the execution of the Business Combination Agreement, ROCR entered into a Founder Shares Forfeiture and Lock-Up Agreement with QualTek and each of the holders of shares of ROCR’s common stock issued prior to ROCR’s initial public offering, including ROCR’s sponsor, Craig-Hallum, certain of ROCR’s executive officers and directors and certain affiliates of ROCR’s management(the “Founder Shares Agreement”), pursuant to which such holders agreed to (i) forfeit up to an aggregate amount of 575,000 shares of their ROCR common stock for no consideration, on a pro rata basis, based on the level of the amount of funds remaining in ROCR’s trust account following all redemptions by public stockholders prior to the closing of the Business Combination, and (ii) lock up an aggregate amount of up to 575,000 shares of ROCR common stock for no consideration, on a pro rata basis, similarly based on the level of the amount of funds remaining in the trust account following all redemptions by public stockholders prior to the closing of the Business Combination. On January 14, 2022, in connection with the Pre-PIPE Amendment, PIPE Amendment, PIPE Waiver, and the Permitted Backstop Issuance, ROCR, QualTek, and the holders mutually agreed to terminate the Founder Shares Agreement (the “Termination Agreement”), such that there will be no forfeiture or lock up of any shares of ROCR common stock pursuant to the terms of the Founder Shares Agreement, and all rights, benefits and obligations thereunder terminated effective as of the that date.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K under the headings “Amendment to Pre-PIPE Notes Purchase Agreement and Note,” and “Amendment to PIPE Subscription Agreements,” is incorporated by reference herein.

The ROCR Class A Common Stock issuable upon conversion of the Pre-PIPE Notes, the ROCR Class A Common Stock that may be issued in connection with the Subscription Agreements, and the ROCR Class A Common Stock issuable upon conversion of any Convertible Notes have not been registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Additional Information

In connection with the proposed Business Combination, ROCR has filed a preliminary proxy statement with the SEC (as amended or supplemented from time to time, the “proxy statement”) to be distributed to holders of ROCR’s common stock in connection with ROCR’s solicitation of proxies for the vote by ROCR’s stockholders with respect to the proposed Business Combination and other matters as described in the proxy statement. ROCR urges investors, stockholders and other interested persons to read the preliminary proxy statement as well as other documents filed with the SEC because these documents will contain important information about ROCR, QualTek and the proposed Business Combination. A definitive proxy statement will be mailed to stockholders of ROCR as of a record date to be established for voting on the proposed Business Combination. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge by directing a request to: Roth CH Acquisition III Co., 888 San Clemente Drive, Suite 400, Newport Beach, CA 92660. The preliminary proxy statement, and the definitive proxy statement once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

ROCR, QualTek, their affiliates and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the Proposals under the rules of the SEC. Information about the directors and executive officers of ROCR and their ownership is set forth in ROCR’s filings with the SEC, including the preliminary proxy, as amended, which was most recently filed with the SEC on December 30, 2021. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of ROCR in connection with the proposals are set forth in the proxy statement. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of ROCR or QualTek, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a definitive prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K and the attachments hereto contain forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, including statements about the parties’ ability to close the Proposed Transactions, the anticipated benefits of the Proposed Transactions, and the financial condition, results of operations, earnings outlook and prospects of ROCR and/or QualTek, and may include statements for the period following the consummation of the Proposed Transactions. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of ROCR and QualTek, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made with the SEC by ROCR and the following:

•	expectations regarding QualTek’s strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and QualTek’s ability to invest in growth initiatives and pursue acquisition opportunities;

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement;

•	the outcome of any legal proceedings that may be instituted against ROCR or QualTek following announcement of the Business Combination Agreement and the transactions contemplated therein;

•	the inability to complete the proposed Business Combination due to, among other things, the failure to obtain ROCR stockholder approval or ROCR’s inability to obtain the financing necessary to consummate the Business Combination;

•	the risk that the announcement and consummation of the proposed Business Combination disrupts QualTek’s current operations and future plans;

•	the ability to recognize the anticipated benefits of the proposed Business Combination;

•	unexpected costs related to the proposed Business Combination;

•	the amount of any redemptions by existing holders of ROCR’s common stock being greater than expected;

•	limited liquidity and trading of ROCR’s securities;

•	geopolitical risk and changes in applicable laws or regulations;

•	the possibility that ROCR and/or QualTek may be adversely affected by other economic, business, and/or competitive factors;

•	operational risk;

•	risk that the COVID-19 pandemic, and local, state, and federal responses to addressing the pandemic may have an adverse effect on our business operations, as well as our financial condition and results of operations; and

•	the risks that the consummation of the proposed Business Combination is substantially delayed or does not occur.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of ROCR and QualTek prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the proposed Business Combination or other matters addressed in this Current Report on Form 8-K and attributable to ROCR, QualTek or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Current Report on Form 8-K. Except to the extent required by applicable law or regulation, ROCR and QualTek undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K to reflect the occurrence of unanticipated events.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Waiver and Consent Agreement, dated as of January 14, 2022, by and among ROTH CH Acquisition III Co., Roth CH III Blocker Merger Sub, LLC, BCP QualTek Investors LLC, Roth CH III Merger Sub, LLC, BCP QualTek HoldCo, LLC and BCP QualTek LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2022

ROTH CH ACQUISITION III CO.

By:	/s/ Byron Roth
Name:	Byron Roth
Title:	Co-Chief Executive Officer